EXHIBIT 23(b)





                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
HEI, Inc.:

We consent to the use of our report dated October 6, 1999, except as to note 5 which is as of October 22, 1999, incorporated by reference in this Form S-8.


                                                   /s/ KPMG LLP


Minneapolis, Minnesota
January 21, 2000